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                      SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549-1004


                                   FORM 8-K
                   CURRENT REPORT PURSUANT TO SECTION 13 OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): April 7, 2000

                            HEWLETT-PACKARD COMPANY
            (Exact name of Registrant as specified in its charter)

           Delaware                                      3570                          941081436
(State or other jurisdiction of              (Primary Standard Industrial          (I.R.S.  Employer
incorporation or organization)                Classification Code Number)        Identification Number)

                              3000 Hanover Street
                              Palo Alto, CA 94304

                   (Address of principal executive offices)

                                (650) 857-1501
             (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     On April 7, 2000, Hewlett-Packard Company issued a press release announcing that the Board of Directors approved the declaration of a dividend of all of Hewlett Packard Company's shares of Agilent Technologies, Inc. common stock. The press release is attached as Exhibit 99 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

              Exhibit 99 Hewlett-Packard Company Press Release issued April 7, 2000.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             /s/ Ann Baskins
                                             -------------------------------
                                                        (Registrant)

Date:  April 7, 2000

                                             By: /s/ Ann Baskins
                                                ----------------------------
                                                Vice President, Secretary
                                                and General Counsel

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                                 EXHIBIT INDEX

Exhibit
Number
------

99  Hewlett-Packard Company Press Release issued April 7, 2000.